NEUBERGER BERMAN
INCOME FUNDS(REGISTERED)

Supplement to the Prospectus dated March 2, 1998

The sixth and seventh paragraphs under the section entitled "Management and Administration -- Investment Manager, Administrator, Distributor, and Sub-Adviser" (pages 43-44) are revised to read as follows:

         Neuberger Berman LIMITED MATURITY Bond Portfolio -- Catherine Waterworth is co-manager of the Portfolio. Ms. Waterworth has been primarily responsible for Neuberger Berman LIMITED MATURITY Bond Portfolio and has been a Portfolio Manager in the Fixed Income Group since December 1998. From June 1995 to August 1998 she was a Managing Director, High Grade Fixed Income, for TCW Group, Inc.; previously, she was a senior officer at Continental Asset Management Co.

         Neuberger Berman HIGH YIELD Bond Portfolio -- This Portfolio is managed by a team. The portfolio management team includes: Theodore P. Giuliano, Miriam Zussman and Susan Stang. Miriam Zussman, who has been a Director of Credit Research for Neuberger Berman since January 1996, was previously Vice President of credit research at another financial institution from February 1994 to January 1996, and a Director of corporate finance at another institution from October 1988 to February 1994. Susan Stang, who has performed high-grade and high-yield research for Neuberger Berman since May 1996, was a Vice President for high yield and distressed research for another major financial institution from March 1995 to March 1996, and an associate for high-grade research at another financial institution between October 1992 to March 1995.


         The date of this Supplement is December 18, 1998.